UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2006

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

PepsiCo, Inc. (the "Company") announced today in the press release attached hereto as Exhibit 99.1 that John C. Compton has been appointed to the newly created position of Chief Executive Officer ("CEO") for PepsiCo North America, effective immediately. Mr. Compton will continue to serve on the Company’s liquid refreshment beverage oversight council. Prior to being named CEO for PepsiCo North America, Mr. Compton was President and CEO for Quaker-Tropicana-Gatorade (QTG), a position he assumed in 2005. Mr. Compton began his career at PepsiCo in 1983 as a Frito-Lay Production Supervisor in the Pulaski, Tennessee manufacturing plant. He has spent over 20 years at PepsiCo in various Sales, Marketing, Operations and General Management assignments. Mr. Compton served as Vice Chairman and President of the North American Salty Snacks Division of Frito-Lay from March 2003 until March 2005. Prior to that, he served as Chief Marketing Officer of Frito-Lay’s North American Salty Snacks Division from August 2001 until March 2003. Mr. Compton is 45 years old.

Succeeding Mr. Compton is Charles (Chuck) I. Maniscalco, who the Company named President and CEO of QTG, the Company’s Chicago-based division which encompasses Quaker foods, Tropicana juices and Gatorade beverages. Mr. Maniscalco will also serve on the Company’s liquid refreshment beverage oversight council. Prior to being named CEO of QTG, Mr. Maniscalco was President – Gatorade/Propel. He served as Senior Vice President and General Manager, Convenience Foods for Frito-Lay North America from August 2001 until he assumed his Gatorade/Propel role in 2002. Mr. Maniscalco started his career at Quaker Oats in 1980 as a market research analyst. Over the years he held a wide variety of roles at Quaker Oats, including marketing and general management positions encompassing Quaker’s food, beverages and pet food divisions. Mr. Maniscalco is 53 years old.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference into this Item 7.01 is a copy of the press release issued by the Company, dated September 15, 2006.

There will be no change to the Company’s financial segment reporting as a result of the management changes announced in the attached press release.

The information, including the exhibit attached hereto, in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by PepsiCo, Inc., dated September 15, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

September 15, 2006	By:	/s/ Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Vice President, Associate General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by PepsiCo, Inc., dated September 15, 2006.